Filed pursuant to Rule 497(e)
Registration Nos. 811-05549; 033-21718

Reynolds Funds, Inc.

Supplement dated December 9, 2016 to
Statement of Additional Information dated January 31, 2016

This supplement makes the following amendments to disclosure in the Statement of Additional Information (“SAI”) for Reynolds Funds, Inc. (the “Company”).  It should be retained and read in conjunction with the SAI.

The Board of Directors of the Company has appointed Chad Bitterman to serve as Chief Compliance Officer of the Company, effective November 30, 2016, following the resignation of N. Lynn Bowley from his position as Chief Compliance Officer of the Company.  All references and information pertaining to Mr. Bowley are hereby removed from the SAI, and the following information supplements the Officers’ table in the SAI as follows:

Officers (in addition to Mr. Reynolds)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Service	Principal Occupation(s) During Past 5 Years
Chad Bitterman Northern Lights Compliance Services, LLC 17605 Wright Street Omaha, NE 68130 Age 44	Chief Compliance Officer	At the discretion of the Board of Directors Since 2016	Mr. Bitterman has been a Compliance Officer for Northern Lights Compliance Services, LLC since 2010.

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Please retain this supplement for future reference.